Exhibit B

GENEVE HOLDINGS, INC.

Directors and Executive Officers of Geneve Holdings, Inc.

Name and Position	Principal Occupation	Principal Business Address

Barbara Netter Director and Senior Vice President	Senior Vice President, Geneve Corporation	96 Cummings Point Road Stamford, Connecticut 06902

Steven B. Lapin Director and Chairman, Chief Executive Officer and President	Chairman, Chief Executive Officer and President, Geneve Holdings, Inc.	96 Cummings Point Road Stamford, Connecticut 06902

Roy T.K. Thung Director and Executive Vice President	Chairman and Chief Executive Officer, Independence Holding Company	96 Cummings Point Road Stamford, Connecticut 06902

ARGENT INVESTORS MANAGEMENT CORPORATION

Directors and Executive Officers of Argent Investors Management Corporation

Name and Position	Principal Occupation	Principal Business Address

Steven B. Lapin Chairman, President and Director	Chairman, Chief Executive Officer and President, Geneve Holdings, Inc.	96 Cummings Point Road Stamford, Connecticut 06902

Roy T.K. Thung Vice President and Director	Chairman and Chief Executive Officer, Independence Holding Company	96 Cummings Point Road Stamford, Connecticut 06902

SIC SECURITIES CORP.

Directors and Executive Officers of SIC Securities Corp.

Name and Position	Principal Occupation	Principal Business Address

Steven B. Lapin President and Director	Chairman, Chief Executive Officer and President, Geneve Holdings, Inc.	96 Cummings Point Road Stamford, Connecticut 06902

Roy T.K. Thung Vice President and Director	Chairman and Chief Executive Officer, Independence Holding Company	96 Cummings Point Road Stamford, Connecticut 06902

SMH ASSOCIATES CORP.

Directors and Executive Officers of SMH Associates Corp.

Name and Position	Principal Occupation	Principal Business Address

Steven B. Lapin President and Director	Chairman, Chief Executive Officer and President, Geneve Holdings, Inc.	96 Cummings Point Road Stamford, Connecticut 06902

Roy T.K. Thung Vice President and Director	Chairman and Chief Executive Officer, Independence Holding Company	96 Cummings Point Road Stamford, Connecticut 06902